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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 14, 2000


                                3COM CORPORATION
                                 ______________
             (Exact name of registrant as specified in its charter)



        Delaware                      0-12867                   94-2605794
-----------------------------      -------------            -------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)            Identification No.)


                              5400 Bayfront Plaza
                                Santa Clara, CA
                                     95052

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 326-5000


                ----------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

          On or about July 14, 2000, 3Com Corporation issued an Information Statement about its spin-off of Palm, Inc. The Information Statement contains a description of the terms of the spin-off, Palm and Palm's common stock, and is attached as Exhibit 99.1 to this Form 8-K.



Item 7.    Financial Statements and Exhibits

     (c)   Exhibits

           The following exhibits are filed herewith:

           99.1  Information Statement dated July 14, 2000.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    3COM CORPORATION


Date:  July 16, 2000                By: /s/ Mark D. Michael
                                        _____________________________________
                                        Mark D. Michael
                                        Senior Vice President, General Counsel
                                        and Secretary


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                                 EXHIBIT INDEX
                                 -------------


         99.1    Information Statement dated July 14, 2000.

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